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TRAVELERSLife&Annuity[Graphic Omitted]                                                                  MASTER DATA SHEET
                A member of citigroup
The Travelers Insurance Company
P.O. Box 990016 Hartford, CT 06103-0016                                                 TRAVELERS RETIREMENT PERSPECTIVES
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                                         SECTION I - CONTRACT OWNER INFORMATION
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
THE CONTRACT OWNER WILL BE THE "TRUSTEES OF":

(Retirement Plan Name)

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Employer/Sponsor Name:

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Names of Trustees:

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Employer's Tax ID Number:                                 Plan Year End:

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Employer's Address:

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Employer's Phone Number:                                  Employer's Fax Number:
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                                        SECTION II - PLAN & CONTRACT INFORMATION
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
PLAN TYPE (PLEASE CHECK APPROPRIATE BOX.)          CONTRACT TYPE (IF AN ALLOCATED CONTRACT IS SELECTED PLEASE CHECK THE
                                                   APPROPRIATE PARTICIPANT ACCOUNTING AGREEMENT DESIRED.)

401(K) PLAN - Money Sources                        [_] ALLOCATED CONTRACT (PLEASE CHECK A OR B BELOW)
(CHECK ALL THAT APPLY)
    [_] Salary Deferral                                PARTICIPANT HOME ADDRESSES ARE REQUIRED. TRAVELERS LIFE & ANNUITY
    [_] Employer                                       WILL PREPARE FORM 1099R FOR TAX REPORTING AND WILL MAIL TO
    [_] Match                                          PARTICIPANT'S ADDRESS.
    [_] ER Discretionary / Profit Sharing
    [_] Rollover                                   [_] A. Quarterly statements should be mailed to plan participants.

Call 800-842-4015 for other accommodations.        [_] B. Quarterly statements should be mailed to employer.

-------------------------------------------------- [_] UNALLOCATED CONTRACT - TRAVELERS LIFE & ANNUITY DOES NOT PROVIDE
OTHER PLAN TYPE                [_] Check here if       TAX REPORTING OR PARTICIPANT ACCOUNTING. A QUARTERLY STATEMENT FOR
[_] Profit Sharing               rollover accounts     THE UNALLOCATED ACCOUNT WILL BE MAILED TO THE PLAN TRUSTEE.
[_] Money Purchase             should be set up for
[_] Target Benefit                participants
[_] Defined Benefit
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
If Participant Accounting is to be performed by Travelers Life & Annuity, a detailed listing of plan contributions by participant is required in a format approved by Travelers Life & Annuity. Data files can be sent to our internet mailbox or on a 3 1/2" diskette. Please check the format you will use.
[_] Spreadsheet File                    [_] ARS E-Z                    [_] Track

Contribution files will be sent via:    [_] 3 1/2"                     [_] Diskette Internet (annuityqps@Travelersla.com)
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
PLEASE PROVIDE THE NAME OF THE PERSON TO CALL TO DISCUSS THE CONTRIBUTION FILE FORMAT AND DELIVERY:
PAYROLL CONTACT NAME:
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Phone Number:                                                Fax Number:

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ALL MONEY SOURCES WILL BE DIRECTED BY PARTICIPANTS UNLESS OTHERWISE NOTED BELOW. PLEASE INDICATE ANY EMPLOYER DIRECTION
OF A MONEY SOURCE IN THE SPACE PROVIDED.

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                                           SECTION III - INVESTMENT SELECTIONS
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(PLEASE SELECT THE INVESTMENT OPTIONS DESIRED FOR YOUR PLAN. PLEASE NOTE: AN INVESTMENT OPTION CANNOT BE OFFERED
INITIALLY UNDER YOUR PLAN IF IT HAS NOT BEEN SELECTED ON THIS FORM.)
-------------------------------------------------------------- ----------------------------------------------------------
[_] AIM Capital Appreciation Portfolio                         [_] Oppenheimer Main Street Fund/VA - Service Shares
-------------------------------------------------------------- ----------------------------------------------------------
[_] AllianceBernstein Growth & Income Portfolio-Class B        [_] PIMCO Total Return Portfolio
-------------------------------------------------------------- ----------------------------------------------------------
[_] AllianceBernstein Premier Growth Portfolio - Class B       [_] Pioneer Fund Portfolio
-------------------------------------------------------------- ----------------------------------------------------------
[_] American Funds Global Growth Fund-Class 2                  [_] Pioneer Strategic Income Portfolio
-------------------------------------------------------------- ----------------------------------------------------------
[_] American Funds Growth Fund-Class 2                         [_] Putnam VT Small Cap Value Fund - Class IB
-------------------------------------------------------------- ----------------------------------------------------------
[_] American Funds Growth-Income Fund-Class 2                  [_] Salomon Brothers Variable All Cap Fund Class I
-------------------------------------------------------------- ----------------------------------------------------------
[_] Capital Appreciation Fund (Janus)                          [_] Salomon Brothers Variable High Yield Bond Fund Class I
-------------------------------------------------------------- ----------------------------------------------------------
[_] Delaware VIP REIT Series                                   [_] Salomon Brothers Variable Investors Fund Class I
-------------------------------------------------------------- ----------------------------------------------------------
[_] Dreyfus VIF Appreciation Portfolio                         [_] Salomon Brothers Variable Total Return Fund Class I
-------------------------------------------------------------- ----------------------------------------------------------
[_] Dreyfus VIF Developing Leaders Portfolio                   [_] SB Adjustable Rate Income Portfolio
-------------------------------------------------------------- ----------------------------------------------------------
[_] Equity Income Portfolio (Fidelity)                         [_] Smith Barney Aggressive Growth Portfolio
-------------------------------------------------------------- ----------------------------------------------------------
[_] Equity Index Portfolio - Class II                          [_] Smith Barney Appreciation Portfolio
-------------------------------------------------------------- ----------------------------------------------------------
[_] Federated High Yield Portfolio                             [_] Smith Barney Investment Grade Bond Fund Class A
-------------------------------------------------------------- ----------------------------------------------------------
[_] Fidelity VIP Contrafund(R) Portfolio - Service Class 2     [_] Smith Barney Large Cap Growth PortfoliO
-------------------------------------------------------------- ----------------------------------------------------------
[_] Fidelity VIP Mid Cap Portfolio (Service 2)                 [_] Smith Barney Money Market Portfolio
-------------------------------------------------------------- ----------------------------------------------------------
[_] Franklin Mutual Shares Securities Fund - Class 2           [_] Smith Barney Small Cap Growth Opportunities Portfolio
-------------------------------------------------------------- ----------------------------------------------------------
[_] Franklin Small Cap Fund - Class 2                          [_] Social Awareness Stock Portfolio (Smith Barney)
-------------------------------------------------------------- ----------------------------------------------------------
[_] Janus Aspen Series Growth and Income Portfolio (Service)   [_] Strategic Equity Portfolio (Fidelity)
-------------------------------------------------------------- ----------------------------------------------------------
[_] Janus Aspen Series Mid Cap Growth Portfolio (Service)      [_] Templeton Developing Markets Securities Fund Class 2
-------------------------------------------------------------- ----------------------------------------------------------
[_] Large Cap Portfolio (Fidelity)                             [_] Templeton Foreign Securities Fund - Class 2
-------------------------------------------------------------- ----------------------------------------------------------
[_] Lazard International Stock Portfolio                       [_] Templeton Growth Fund, Inc.
-------------------------------------------------------------- ----------------------------------------------------------
[_] Lazard Retirement Small Cap Portfolio                      [_] Travelers Convertible Securities Portfolio
-------------------------------------------------------------- ----------------------------------------------------------
[_] Lord Abbett Growth & Income Portfolio                      [_] Travelers Disciplined Mid Cap Stock Portfolio
-------------------------------------------------------------- ----------------------------------------------------------
[_] Lord Abbett Mid-Cap Value Portfolio                        [_] Travelers Quality Bond Portfolio
-------------------------------------------------------------- ----------------------------------------------------------
[_] Merrill Lynch Large Cap Core Portfolio                     [_] Travelers U.S. Government Securities Portfolio
-------------------------------------------------------------- ----------------------------------------------------------
[_] MFS Emerging Growth Portfolio                              [_] Van Kampen LIT Comstock Portfolio - Class II
-------------------------------------------------------------- ----------------------------------------------------------
[_] MFS Mid Cap Growth Portfolio                               [_] Van Kampen LIT Emerging Growth Portfolio - Class II
-------------------------------------------------------------- ----------------------------------------------------------
[_] MFS Total Return Portfolio                                 [_] Travelers Fixed Account
-------------------------------------------------------------- ----------------------------------------------------------
[_] MFS Value Portfolio
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
Will investment options selected be available on all money sources in the plan? If not, please specify restrictions in detail:



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                                              SECTION IV - TRUSTEE ACCOUNT
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A TRUSTEE ACCOUNT WILL BE ESTABLISHED TO HOLD CERTAIN MONEY UNDER THE PLAN (E.G. FORFEITURES, ETC.). PLEASE PROVIDE THE
INVESTMENT ALLOCATION INFORMATION FOR THIS ACCOUNT BELOW.

TAKEOVER PLAN NOTICE: UNLESS SPECIFIC INSTRUCTIONS TO THE CONTRARY ARE SPECIFIED IN SECTION VII, ASSETS TRANSFERRED TO
TRAVELERS LIFE & ANNUITY WILL BE INVESTED IN THE SMITH BARNEY MONEY MARKET PORTFOLIO UNTIL TRAVELERS LIFE & ANNUITY
RECEIVES THE PARTICIPANT RECORDS TO BE PROCESSED.
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               INVESTMENT NAME                                      TRUSTEE ACCOUNT                 OTHER ER ALLOCATION
                                                                 ALLOCATION (REQUIRED)             (SPECIFY MONEY SOURCE)
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
                                                                                %                                     %
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                                                                                %                                     %
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                                                                                %                                     %
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                                                                                %                                     %
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                                                                                %                                     %
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                                                                                %                                     %
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                                                                (MUST EQUAL 100%)                      (MUST EQUAL 100%)
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                                         SECTION V - PLAN COMPLIANCE INFORMATION
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
Third Party Administrator

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TPA Contact Name

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TPA Address
--------------------------------------------------------- ---------------------------------------------------------------
TPA Phone Number:                                         TPA Fax Number:

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External Trustee (if applicable)

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External Trustee Contact Name

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External Trustee Address

--------------------------------------------------------- ---------------------------------------------------------------
Trustee Phone Number:                                     Trustee Fax Number:
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                              SECTION VI - REPLACEMENT INFORMATION FOR EXISTING PLAN ASSETS
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REPLACEMENT INFORMATION

WILL THE PURCHASE OF THIS ANNUITY RESULT IN THE REPLACEMENT, TERMINATION OR CHANGE IN VALUE OF ANY EXISTING ANNUITY
CONTRACT FROM THIS OR ANY OTHER COMPANY?                         [_] YES       [_] NO
IF YES, PLEASE PROVIDE THE INFORMATION BELOW.
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Existing Company Name (Where are the Plan Assets?)

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Existing Company Address

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Existing Contract(s) & Number(s)

------------------------------------------------------------- -----------------------------------------------------------
Existing Company Contact Name                                 Phone Number

------------------------------------------------------------- -----------------------------------------------------------
Existing TPA (if different than Section V)                    Phone Number
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                                          SECTION VII - ADDITIONAL INFORMATION
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Please provide any additional information or unique processes specific to this plan:






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                          QUALIFIED CONTRACT OWNER TELEPHONE TRANSFER/ALLOCATION AUTHORIZATION
                                         (FOR USE WITH ALLOCATED CONTRACTS ONLY)
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The owner (the "owner") of the allocated annuity contract shown above hereby authorizes The Travelers Insurance Company
(the "Company") to accept and act upon certain telephone and/or written instructions, as described below, from any participant who has an individual account under the contract.

The owner understands that participants choosing to participate in the program are subject to the specific terms and conditions of the program set forth in the separate authorization form that the participant must execute. The Company may change, modify, amend, or replace the procedures, terms and conditions of the program at any time in its sole discretion.

This authorization applies to the following transactions:
1.  Telephone and/or written instructions requesting the transfer of all or any part of accumulated variable annuity contract values to a funding vehicle (hereinafter referred to as an "investment alternative") of the variable annuity contract;

2.  Telephone and/or written instructions requesting the allocation of all or any part of future contributions to an investment alternative of the variable annuity contract; and

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The owner understands and agrees that neither the Company nor any person acting on its behalf will be subject to any claim, loss, liability, cost or expense if it or they acted in good faith in reliance on this authorization, and this authorization will be in effect until the Company:
    o receives written revocation from the Owner; and

    o discontinues the privilege of telephone and/or written transfers, as the case may be.
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
Telephone Transfer Privileges are included with Participant Accounting Services. If you do not wish to have Telephone
Transfer Privileges available to your plan participants you must opt out of this service by checking the deselection box below. PLEASE NOTE: IF THIS BOX HAS NOT BEEN CHECKED, THE COMPANY ASSUMES TELEPHONE TRANSFER PRIVILEGES AUTHORIZATION.

[_] I ELECT TO OPT OUT OF TELEPHONE TRANSFER PRIVILEGES

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                                         ACKNOWLEDGMENT AND REQUIRED SIGNATURES
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NOTICE OF INSURANCE FRAUD: The following states require insurance applicants to acknowledge a fraud warning statement.
Please refer to and read the fraud warning statement for your state, as indicated below. Your signature(s) below confirm that you have read the applicable warning for your state.

ARKANSAS, COLORADO, WASHINGTON DC, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, AND VIRGINIA: Any person who knowingly presents false, fraudulent, incomplete, or misleading information in a claim for payment of a loss or benefit or in an application for insurance may be guilty of a crime and subject to criminal and civil penalties and denial of benefits.

FLORIDA: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to civil and criminal penalties.

OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, makes any claim for the process of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files any application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.
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ACKNOWLEDGMENTS: I understand that the contract will take effect when the first premium payment is received, and the application is approved in the Home Office of The Travelers Insurance Company. ALL PAYMENTS AND VALUES PROVIDED BY THE
CONTRACT APPLIED FOR, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND THERE ARE NO GUARANTEES
AS TO A FIXED DOLLAR AMOUNT. No agent is authorized to make changes to the contract or application. I understand that The
Travelers Insurance Company may amend this contract to comply with changes in the Internal Revenue Code and related
Regulations. I understand that the Company will provide the Third Party Administrator for this plan with information that the Company maintains for use in preparing IRS Form 5500 and related schedules.
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Trustee Name (please print):

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Trustee Signature

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I acknowledge that all data representations and signatures recorded by me or in my presence in response to my inquiry and request and all such presentations and signatures are accurate and valid to the best of my knowledge and belief.

WILL THIS CONTRACT REPLACE ANY EXISTING ANNUITY CONTRACT(S)?  [_]Yes  [_]No
--------------------------------------------------- ------------------------------------ --------------------------------
Agent/Representative Name                           Social Security Number               Telephone Number

--------------------------------------------------- ------------------------------------ --------------------------------
Agent/Representative Signature                      Date                                 License Number

=========================================================================================================================
Agent Representative Name                           Social Security Number               Telephone Number

--------------------------------------------------- ------------------------------------ --------------------------------
Agent/Representative Signature                      Date                                 License Number

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